                                                                    EXHIBIT 99.1

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                          J. C. PENNEY COMPANY, INC.

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                         JCP MASTER CREDIT CARD TRUST

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                        8.95% ASSET BACKED CERTIFICATES
                                   SERIES B
                              CUSIP NO. 466115AB8

     Under Section 5.2 of the Master Pooling and Servicing Agreement dated as of September 5, 1988, (the "Pooling and Servicing Agreement") by and between JCP Receivables, Inc., J. C. Penney Company, Inc. ("JCPenney"), as Servicer and The Fuji Bank and Trust Company (the "Trustee"), JCPenney is required to prepare certain information for each Series each month regarding current distributions to Certificateholders of such Series and the performance of the JCP Master Credit Card Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of July 15, 1997, and with respect to the performance of the Trust during the month of June, 1997, is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate of this Series (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Monthly Distribution (Stated on the Basis
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    of $1,000 Original Certificate Principal Amount) for this Series.
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    1.    The total amount of the distribution to
          Certificateholders per $1,000 original
          Certificate Principal amount.............    $   7.46

    2.    The amount of the distribution set
          forth in paragraph 1 above allocable to
          Certificate Principal, per $1,000
          original Certificate Principal amount....    $   0.00

    3.    The amount of the distribution set forth
          in paragraph 1 above allocable to
          Certificate Interest, per $1,000
          original Certificate Principal amount....    $   7.46

B.  Information Regarding the Performance of the Trust.
    --------------------------------------------------

    1.    Collection of Principal Receivables
          -----------------------------------

          The aggregate amount of Collections of
          Principal Receivables processed which
          were allocated in respect of the
          Certificates of this Series..............    $   58,340,219

     2.   Collection of Finance Charge Receivables
          ----------------------------------------

          The aggregate amount of Collections of
          Finance Charge Receivables processed
          which were allocated in respect of the
          Certificates of this Series..............    $    5,818,001

     3.   Net Recoveries
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          The aggregate amount of Net Recoveries
          which were allocated in respect of the
          Certificates of this Series..............    $         0.00

     4.   Principal Receivables in the Trust
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          (a) The aggregate amount of Principal
              Receivables in the Trust as of the
              end of the day on the last day of
              such month (which reflects the
              Principal Receivables represented
              by the JCPR Amount and by the
              Aggregate Investor Amount)...........    $1,583,222,769
          (b) The amount of Principal Receivables
              in the Trust represented by the
              Aggregate Investor Amount as of
              the end of the day on the last day
              of such month........................    $  725,000,000
          (c) The Aggregate Investor Amount set
              forth in paragraph 4(b) above as a
              percentage of the aggregate amount
              of Principal Receivables set forth
              in paragraph 4(a) above..............             45.79%
          (d) The Aggregate Investor Amount for
              this Series as a percentage of the
              aggregate amount of Principal
              Receivables in the Trust as set
              forth in paragraph 4(a) above........             22.11%

     5.   Delinquent Balances
          -------------------

          The aggregate amount of outstanding balances
          in the Accounts in the Trust which were
          delinquent as of the end of the day on the
          last day of such month:
                                                                  Aggregate
                                                                   Account
                                                                   Balance
                                                                  ---------

          (a)  1 month:.....................................    $ 73,604,211
          (b)  2 months:....................................      29,233,393
          (c)  3 months:....................................      20,532,904
          (d)  4 months:....................................      17,625,186
          (e)  5 months:....................................       8,157,114
          (f)  6 or more months:............................               0

                                                 Total:         $149,152,808

     6.   Investor Default Amount
          -----------------------

          The aggregate amount of the Investor Default
          Amount which was allocated in respect of the
          Certificates of this Series.......................    $  2,375,320

     7.   Investor Charge Offs;
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          Reimbursement of Charge Offs
          ----------------------------

          (a) The aggregate amount of Investor
              Charge Offs which was allocated
              in respect of the Certificates of
              this Series...................................    $      0.00

          (b) The amount of the Investor Charge
              Offs set forth in paragraph 7(a)
              above, per $1,000 original
              Certificate Principal amount
              (which will have the effect of
              reducing pro rata, the amount of
                       --- ----
              each Certificateholder's
              investment) allocated to this
              Series.......................................     $      0.00

          (c) The aggregate amount reimbursed
              to the Trust in the current month
              from drawings under the Letter of
              Credit in respect of Investor
              Charge Offs in prior months..................     $      0.00

          (d) The amount set forth in paragraph
              7(c) above, per $1,000 original
              Certificate Principal amount
              (which will have the effect of
              increasing, pro rata, the amount
                          --- ----
              of each Certificateholder's
              investment) allocated to this
              Series.......................................     $      0.00

     8.   Investor Monthly Servicing Fee
          ------------------------------

              The amount of the Investor Monthly
              Servicing Fee for this Series for the
              preceding Monthly Period payable by
              the Trust to the Servicer....................     $   218,750

     9.   Investor Monthly Facility Fee
          -----------------------------

              The amount of the Investor Monthly
              Facility Fee for this Series for the
              preceding Monthly Period payable by the
              Trust to JCPR................................     $   364,583

     10.  Available L/C Amount
          --------------------

              The Available L/C Amount as of the
              close of business on the Distribution
              Date specified above for this Series.........     $42,000,000

C.   The Pool Factor.
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              The Pool Factor (which represents the
              ratio of the Adjusted Investor Amount
              for this Series as of the end of the
              last day of such month to the
              applicable Initial Investor Amount).
              (The amount of a Certificateholder's
              pro rata share of the Investor Amount
              --- ----
              can be determined by multiplying the
              original denomination of the Holder's
              Certificate by the Pool Factor)..............       1.0000000


                          J. C. PENNEY COMPANY, INC.,
                                  as Servicer
                     By:  /s/ M. Rich
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                           Title : Credit Controller